UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 16, 2017

All Marketing Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-35597	26-3895737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

112 North Curry Street - Carson City - Nevada 89703

(Address of Principal Executive Offices) (Zip Code)

775-321-8206

(Registrant's telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.01 Changes In Control Of Registrant.

On October 7, 2016, a change in control of All Marketing Solutions, Inc. (the “Company”) occurred by virtue of the Company’s largest shareholder, Wagner Yomoguita, selling 60,000,000 shares of the Company’s common stock to Hershel Weiss, an individual residing in Brooklyn, New York, which represents 57.3% of the Company’s total issued and outstanding shares of common stock. Such 60,000,000 shares sold represent all of the shares of the Company’s common stock owned by Mr. Yomoguita.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

All Marketing Solutions, Inc.

By:/s/Nathathai Thongda

Nathathai Thongda

President, Director

Dated:  February 16, 2017